                                                                   EX-99.B(h)(2)

                          ACCOUNTING SERVICES AGREEMENT

                                    EXHIBIT A

Portfolios

     THIS EXHIBIT A, dated as of the date set forth below, is Exhibit A to that certain Accounting Services Agreement dated as of September 1, 2002 between PFPC Inc. and each of WELLS FARGO FUNDS TRUST, WELLS FARGO MASTER TRUST (formerly, WELLS FARGO CORE TRUST) and WELLS FARGO VARIABLE TRUST.

                             WELLS FARGO FUNDS TRUST

Names of Portfolios                              Existing Classes
-------------------                              ----------------

Effective 10/1/2002
SIFE Specialized Financial Services Fund         A, B, C

Effective 11/29/2002
High Yield Bond Fund                             A, B, C

Effective 1/21/2003
California Limited Term Tax-Free Fund            A, C, Institutional
California Tax-Free Fund                         A, B, C, Institutional
Colorado Tax-Free Fund                           A, B, Institutional
Minnesota Tax-Free Fund                          A, B, Institutional
National Limited Term Tax-Free Fund              Institutional
National Tax-Free Fund                           A, B, C, Institutional
Nebraska Tax-Free Fund                           Institutional

Effective 1/27/2003
Asset Allocation Fund                            A, B, C, Institutional
Income Fund                                      A, B, Institutional
Income Plus Fund                                 A, B, C
Index Allocation Fund                            A, B, C
Intermediate Government Income Fund              A, B, C, Institutional
Limited Term Government Income Fund              A, B, Institutional

Effective 2/10/2003
California Tax-Free Money Market Fund            A, Service
California Tax-Free Money Market Trust           Single Class

Cash Investment Money Market Fund                Service, Institutional
Government Money Market Fund/1/                  A, Service, Institutional
Liquidity Reserve Money Market Fund              Investor
Minnesota Money Market Fund                      A
Money Market Fund                                A, B
Money Market Trust                               Single Class
National Tax-Free Money Market Fund/2/           A, Service, Institutional
National Tax-Free Money Market Trust             Single Class
Overland Express Sweep Fund                      Single Class
Prime Investment Money Market Fund/3/            Service, Institutional
Treasury Plus Money Market Fund/4/               A, Service, Institutional
100% Treasury Money Market Fund                  A, Service

Effective 2/24/2003
Equity Index Fund                                A, B
Growth Fund                                      A, B, Institutional
International Equity Fund                        A, B, C, Institutional
Montgomery Mid Cap Growth Fund                   A, B, C
Small Cap Growth Fund                            A, B, C, Institutional
Small Cap Opportunities Fund                     Institutional
Specialized Health Sciences Fund                 A, B, C
Specialized Technology Fund                      A, B, C

Effective 2/28/2003
Inflation-Protected Bond Fund                    A, B, C, Institutional

Effective 3/3/2003
Outlook Today Fund                               A, B, C, Institutional, [Select]

----------
/1/ Effective as of the close of business on July 25, 2003: (i) Institutional Class shares of the Government Money Market Fund were established, and (ii) the existing Institutional Class shares of the Government Institutional Money Market Fund were merged into the newly created Institutional Class shares of the Government Money Market Fund.

/2/ Effective as of the close of business on July 25, 2003: (i) Class A shares of the National Tax-Free Institutional Money Market Fund were established,
     (ii) the existing Class A shares of the National Tax-Free Money Market Fund were merged into the newly created Class A shares of the National Tax-Free Institutional Money Market Fund, and (iii) the name of the National Tax-Free Institutional Money Market Fund was changed to National Tax-Free Money Market Fund.

/3/ Effective as of the close of business on July 25, 2003: (i) Institutional Class shares of the Prime Investment Money Market Fund were established, and (ii) the existing Institutional Class shares of the Prime Investment Institutional Money Market Fund were merged into the newly created Institutional Class shares of the Prime Investment Money Market Fund.

/4/ Effective as of the close of business on July 25, 2003: (i) Class A shares of the Treasury Plus Institutional Money Market Fund were established, (ii) the existing Class A shares of the Treasury Plus Money Market Fund were merged into the newly created Class A shares of the Treasury Plus Institutional Money Market Fund, and (iii) the name of the Treasury Plus Institutional Money Market Fund was changed to Treasury Plus Money Market Fund.

Outlook 2010 Fund                                A, B, C, Institutional, [Select]
Outlook 2020 Fund                                A, B, C, Institutional, [Select]
Outlook 2030 Fund                                A, B, C, Institutional, [Select]
Outlook 2040 Fund                                A, B, C, Institutional, [Select]

Effective 3/24/2003
Diversified Bond Fund                            Institutional
Diversified Equity Fund                          A, B, C, Institutional
Diversified Small Cap Fund                       Institutional
Equity Income Fund                               A, B, C, Institutional
Growth Balanced Fund                             A, B, C, Institutional
Growth Equity Fund                               A, B, C, Institutional
Index Fund                                       Institutional
Large Cap Appreciation Fund                      A, B, C, Institutional
Large Company Growth Fund                        A, B, C, Institutional, Select
Moderate Balanced Fund                           Institutional
Small Company Growth Fund                        Institutional
Small Company Value Fund                         A, B, C, Institutional
Stable Income Fund                               A, B, Institutional
Strategic Growth Allocation Fund                 Institutional
Strategic Income Fund                            Institutional
Tactical Maturity Bond Fund                      Institutional
WealthBuilder Equity Portfolio                   Single Class
WealthBuilder Growth Balanced Portfolio          Single Class
WealthBuilder Tactical Equity Portfolio          Single Class

Effective 6/9/2003
Montgomery Emerging Markets Focus Fund           A, B, C, Institutional
Montgomery Institutional Emerging Markets Fund   Select
Montgomery Short Duration Government Bond Fund   A, B, C, Institutional
Montgomery Small Cap Fund                        A, B, C, Institutional
Montgomery Total Return Bond Fund                A, B, C, Institutional, Select

Effective 6/30/2003
Stable Income Fund                               C

Effective 7/31/2003
Cash Investment Money Market Fund                Administrator
Government Money Market Fund                     Administrator

Effective 8/29/03
Large Cap Value Fund                             A, B, C, Institutional

Effective 10/31/03
Overseas Fund                                    A, B, C, Institutional

To be Effective upon Fund Launch C&B
Large Cap Value Fund                             A, B, C, D, Institutional, Select

C&B Mid Cap Value Fund                           A, B, C, D, Institutional, Select
C&B Tax-Managed Value Fund                       A, B, C, D, Institutional
WealthBuilder Moderate Balanced Portfolio        Single Class

                            WELLS FARGO MASTER TRUST

Names of Portfolios                              Existing Classes
-------------------                              ----------------

Effective 3/24/2003
Disciplined Growth Portfolio                     Single Class
Equity Income Portfolio                          Single Class
Index Portfolio                                  Single Class
International Equity Portfolio                   Single Class
Large Cap Appreciation Portfolio                 Single Class
Large Company Growth Portfolio                   Single Class
Managed Fixed Income Portfolio                   Single Class
Small Cap Index Portfolio                        Single Class
Small Company Growth Portfolio                   Single Class
Small Company Value Portfolio                    Single Class
Stable Income Portfolio                          Single Class
Strategic Value Bond Portfolio                   Single Class
Tactical Maturity Bond Portfolio                 Single Class

Effective 8/29/2003
Large Cap Value Portfolio                        Single Class

Effective 10/31/03
Overseas Portfolio                               Single Class

                           WELLS FARGO VARIABLE TRUST

Names of Portfolios                              Existing Classes
-------------------                              ----------------

Effective 1/13/2003
Asset Allocation Fund                            Single Class
Equity Income Fund                               Single Class
Equity Value Fund                                Single Class

Growth Fund                                      Single Class
International Equity Fund                        Single Class
Large Company Growth Fund                        Single Class
Money Market Fund                                Single Class
Small Cap Growth Fund                            Single Class
Total Return Bond Fund                           Single Class

The foregoing list of Portfolios is agreed to as of May 18, 2004.

WELLS FARGO FUNDS TRUST                  PFPC INC.


By: /s/ C. David Messman                 By: /s/ Neal J. Andrews
    ----------------------------------       -----------------------------------
Name: C. David Messman                   Name: Neal J. Andrews
Title: Secretary                         Title: Senior Vice President


WELLS FARGO MASTER TRUST


By: /s/ C. David Messman
    ----------------------------------
Name: C. David Messman
Title: Secretary


WELLS FARGO VARIABLE TRUST


By: /s/ C. David Messman
    ----------------------------------
Name: C. David Messman
Title: Secretary